WCT Equity Fund

A Portfolio of the WCT Funds

Shares of WCT Equity Fund, like shares of all mutual funds, are not bank deposits, federally insured, or guaranteed. WCT Fund shares may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

CONTENTS

Fund Goals, Strategies and Risks                                   1
What are the Main Risks of Investing in the Fund?                  1
What are the Fund's Fees and Expenses?                             2
What are Equity Securities?                                        3
Portfolio Turnover                                                 3
Temporary Defensive Investments                                    3
What do Shares Cost?                                               4
How is the Fund Sold?                                              5
How to Purchase Shares                                             5
How to Redeem and Exchange Shares                                  7
Exchange Privileges                                                8
Account and Share Information                                      9
Dividends and Capital Gains                                        9
Accounts With Low Balances                                         10
Tax Information                                                    10
Who Manages the Fund                                               10
Financial Highlights                                               12
Report of Independent Public Accountants                           22


DECEMBER 31, 1998

Fund Goals, Strategies and Risks

WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide long-term capital appreciation.

WHAT IS THE FUND'S STRATEGY?

The Fund invests in value-oriented common and preferred stocks of large and medium-sized companies with market capitalizations in excess of $1.5 billion. The Fund may also occasionally invest in stocks of companies with smaller capitalizations that have value characteristics. These value characteristics may include a price-to-earnings ratio less than stocks in the S&P 500, higher-than-average dividend yields, or lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or are involved in company turnarounds and/or corporate restructurings. The Fund will invest at least 80% of its assets in equity securities .

What are the Main Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of the stocks in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. Fluctuations in the Fund's portfolio may reflect changes in individual portfolio stocks or general changes in stock valuations and will result in changes in the Fund's share price. The Adviser attempts to manage market risk through diversification by limiting the amount the Fund invests in each stock.

Equity risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, you should expect that investments in the Fund will be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

What are the Fund's Fees and Expenses?

WCT EQUITY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or                  None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)                None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None
Exchange Fee                                                                                         None

Annual Fund Operating Expenses (Before Waivers)1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee2                                                                                        0.75%
Distribution (12b-1) Fee3                                                                              0.25%
Shareholder Services Fee4                                                                              0.25%
Other Expenses                                                                                         0.48%
Total Annual Fund Operating Expenses                                                                   1.73%
1  Although not contractually obligated to do so, the adviser, distributor and shareholders services provider waived certain amounts. These are shown below along with the net expenses of the Fund actually paid for the fiscal year ending
   October 31, 1998.

 Waiver of Fund Expenses                                                                               0.60%
 Total Actual Annual Operating Expenses (after waivers)                                                1.13%

2  The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.50% for the period ended October 31, 1998.

3  The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal period ended October 31, 1998. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the period ending October 31, 1999.

4  The Fund did not pay or accrue the Shareholder Services Fee during the period from December 16, 1997 (date of initial public investment) to April 30, 1998. Theshareholder services fee for the Fund has been voluntary reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary reduction) was 0.15% for the period from May 1 to October31,1998.


EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Calendar Period                                                 Fund
1 Year                                                     $        618
3 Year                                                     $        970
5 Year                                                     $      1,346
10 Year                                                    $      2,399


What are Equity Securities?

EQUITY SECURITIES

Equity securities are the fundamental unit of ownership of a company. They represent a share of the issuer's earnings and assets, after the issuer pays its liabilities. Generally, issuers have discretion as to the payment of any dividends or distributions. As a result, investors cannot predict the income they will receive from equity securities. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund will treat such redeemable preferred stock as a fixed income security.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities will be sold without regard to the length of time they have been held when the Fund's Adviser or Sub-Adviser believe it is appropriate to do so in light of the Fund's investment goal. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by the Fund (and thus, indirectly by its shareholders), and impact Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them.

Temporary Defensive Investments

To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short- term, high quality money market instruments (e.g., commercial paper, repurchase agreements, etc.). This may cause the Fund to temporarily forego greater investment returns for the safety of principal.

What do Shares Cost?

You can purchase, redeem, or exchange shares of the Fund any day the New York Stock Exchange (NYSE) and Federal Reserve wire system are open. When the Fund receives your transaction request in proper form, it is processed at the next determined public offering price.

The public offering price is the net asset value (NAV) plus the applicable sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. eastern time) each day the NYSE and Federal Reserve wire system are open, except Columbus Day and Veterans Day. The NAV is determined based upon the market value of the Fund's portfolio securities.

Fund shares are sold at NAV plus a sales charge, as follows:

Purchase Amount               Sales Charge as a           Sales Charge as a
                             Percentage of Public         Percentage of NAV

                                Offering Price

Less than $100,000                            4.50%                      4.71%
$100,000 but less                             3.75%                      3.90%
 than$250,000

$250,000 but less                             2.50%                      2.56%
 than$500,000
$500,000 but less                             2.00%                      2.04%
 than$750,000
$750,000 but less                             1.00%                      1.01%
 than $1 million
$1 million or greater                         0.00%                      0.00%


The minimum initial investment in the Fund by a trust customer of West Coast Trust Company or other financial institution is $5,000. The minimum initial investment for individual investors is $1,000. Subsequent investments by all investors must be in amounts of at least $100. The Fund may waive the initial minimum investment from time to time. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

The sales charge at purchase may be reduced or eliminated by:

 . quantity purchases of shares;

 . combining concurrent purchases of shares by you, your spouse, and your children under age 21;

 . accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current value of previous share purchases still invested in the Fund);

 . signing a letter of intent to purchase a specific dollar amount of shares within 13 months (call the Fund for an application and more information);

 . reinvesting redemption proceeds within 30 days;or

 . investing the proceeds, within 60 days, from a redemption of unaffiliated mutual fund shares sold with a sales charge.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional must notify the Fund's distributor at the time of purchase. If the distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on your previous purchases.

In addition, no sales charge is imposed on:

 . purchases by West Coast Trust for accounts in which it holds or manages assets;

 . trust companies and trust departments of other financial institutions;
 . banks and savings and loan associations for their own accounts;
 . trustees, employees, emeritus trustees and retired employees of the Trust,

  West Coast Trust, West Coast Bancorp, and Edgewood Services, Inc. and their respective subsidiaries, and their spouses and children under 21; and

 . customers, employees and employee benefit plans of Becker Capital Management, Inc. and their spouses and children under 21.

How is the Fund Sold?

The Fund's Distributor, Edgewood Services, Inc. markets the shares described in this prospectus to institutions or individuals, directly or through financial intermediaries. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and financial intermediaries for the sale, distribution and customer servicing of the Fund's shares. The Fund is not presently paying or accruing 12b-1 fees. The Fund will not pay or accrue these fees until a separate class of shares has been created for certain institutional investors. Once the Fund begins accruing the 12b-1 fee, Fund expenses will rise.

How to Purchase Shares

You may purchase shares through an investment professional or directly from the Fund.

THROUGH WEST COAST TRUST

Trust customers placing an order to purchase shares of the Fund may open an account by calling West Coast Trust at 1-888-5-WCT-FUND (1-888-592-8386). Information needed to establish the account will be taken over the telephone.

DIRECTLY FROM THE FUND

 . Individual investors may establish an account with the Fund by submitting a completed account application available from West Coast Trust Shareholder Servicing Center at WCT Funds, POBox8612, Boston, MA 02266-8612 or by calling WestCoast Trust at 1-888-5-WCT-FUND (1-888-592-8386); and

 . Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of shares and your shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and placean order by calling the Fund and the Shares will be priced at the NAV on the day the Fund receives the order.

By Wire
Send your wire to:

 State Street Bank and Trust Company
 Boston, MA

 ABA Number 011000028
 Account Number 72097967

 Wire Order Number, Dealer Number, or Group Number
 Dollar Amount
 For Credit to: WCT Equity Fund
 Account Name and Number

You cannot purchase shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to "WCT Equity Fund," note your account number on the check, and mail it to:

 WCT Funds
 P.O. Box 8612

 Boston, MA 02266-8612

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

 WCT Funds

 c/o Federated Services Company
 1099 Hingham Street

 Rockland, MA 02266

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third- party checks (checks originally payable to someone other than the Fund). If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

THROUGH AN INVESTMENT PROFESSIONAL

 . Establish an account with the investment professional; and . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of the shares and receive dividends when the Fund receives your payment.

 . Financial intermediaries should send payments according to the instructions in the sections ByWire or By Check.

THROUGH AN EXCHANGE

An investor may exchange shares of the Fund into any other portfolio of the Trust, when and if created, subject to the minimum initial investment requirements for the other portfolio. In addition, shares of the Fund may also be exchanged for certain other funds administered or distributed by subsidiaries of Federated that are not advised by West Coast Trust ("Federated Funds"). For further information on the availability of Federated Funds for exchange, call West Coast Trust Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-
8386). Both accounts must have a common owner.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional shares on a regular basis by completing the Systematic Investment Program section of the account application or contacting the Fund or your investment professional.

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the account application.

RETIREMENT INVESTMENTS

You may purchase shares as retirement investments (such as qualified plans and IRAs). For further details, contact the West Coast Trust Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-8386). We suggest that you discuss these retirement investments with your tax adviser.

You may be charged an IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange shares:

 . through an investment professional if you purchased shares through an investment professional;or

 . directly from the Fund if you purchased shares directly from the Fund.

DIRECTLY FROM WEST COAST TRUST

By Telephone

You may redeem or exchange shares by calling the West Coast Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-8386) once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after your written request is received by the Fund in proper form.

Send requests by mail to:

 WCT Funds
 P.O. Box 8612

 Boston, MA 02266-86012

Send requests by private courier or overnight delivery to:

 WCT Funds

 c/o Federated Services Company
 1099 Hingham Street

 Rockland, MA 02266

All requests must include:

 . Fund Name, registered account name andnumber;
 . amount to be redeemed or exchanged;
 . signatures of all shareholders exactly as registered;and

 . if exchanging, the Fund/Class Name, registered account name and number into which you are exchanging.

Signature Guarantees
Signatures must be guaranteed if:

 . your redemption is to be sent to an address other than the address of record; . your redemption is to be sent to an address of record that was changed within the last thirty days;or

 . a redemption is payable to someone other than the shareholder(s) of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regulartrading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV afterthe Fund receives the order from your investment professional.

PAYMENT OPTIONS

Your redemption proceeds will be mailed by check to your address of record. However, the following payment options are available if you complete the appropriate authorization form. These payment options require a signature guarantee if they were not established prior to redeeming shares:

 . an electronic transfer to your depository account at a financial institution that is an ACH member;or

 . wire payment to your account at a domestic commercial bank that is a Federal
  Reserve System member.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:
 . to allow your purchase payment to clear;
 . during periods of market volatility; or . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

REDEMPTION IN KIND

Although the Fund intends to pay share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole orinpart by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period.

Any share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

RETIREMENT DISTRIBUTIONS

A minimum of 10% of the value of your retirement distribution (redemption) will be withheld for taxes in the absence of your specific instructions.

Exchange Privileges

You may exchange shares of the Fund into shares of certain Federated Funds with common account owners. To do this, you must:

 . meet any minimum initial investment requirements;and
 . receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Fund may modify or terminate the exchange privilege at any time. The
Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange shares on a regular basis by completing the appropriate form or contacting your investment professional or the Fund. Your account value must have an account value of at least $10,000 to be eligible to participate in this program. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. Generally, it is not advisable to continue to purchase shares subject to a sales charge while redeeming shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. The Fund does not issue share certificates.

Dividends and Capital Gains

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

Non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, the shareholder will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Tax Information

The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Capital gains distributions are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales.

Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The WCT Funds are governed by a Board of Trustees. The Board selects and oversees the Adviser, West Coast Trust Company, Inc. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 1000 Broadway, Suite 1100, Portland, Oregon 97205.

ADVISORY FEES

The Fund's Adviser receives an annual maximum investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntary choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fee at any time at its sole discretion. The Adviser has delegated daily management of the Fund assets to the Sub-Adviser, Becker Capital Management, Inc., who is paid by the Adviser and not by the Fund.

ADVISER'S BACKGROUND

The Adviser is a wholly-owned subsidiary of West Coast Bancorp ("Bancorp"). Organized in 1981, Bancorp held approximately $1.2 billion in total assets as of October 31, 1998, and is the second largest bank holding company based in Oregon. Through its subsidiaries, The Commercial Bank, Valley Commercial Bank, The Bank of Newport, The Bank of Vancouver and West Coast Trust, Bancorp offers a full range of commercial banking services, including trust services to individuals, partnerships, corporations, and institutions and acts as fiduciary of estates and conservatorships, and as a trustee under various wills, trusts, and pension and profit-sharing plans. In addition, Bancorp and its subsidiaries offer tax-deferred annuities, single-premium whole life insurance, other insurance investment products and securities products. The Adviser has not previously served as an investment adviser to a mutual fund.

The Adviser manages common and collective funds with assets totaling approximately $33.7 million as of October 31, 1998.

SUB-ADVISER

Pursuant to the terms of an investment sub-advisory agreement between the Adviser and Becker Capital Management, Inc., the Sub-Adviser will make all investments on behalf of the Fund, and shall take such steps as may be necessary to implement the same, including the placement of purchases and sale orders on behalf of the Fund. For the services provided and the expenses incurred by the Sub-Adviser pursuant to the sub-advisory agreement, the Sub-Adviser is entitled to receive an annual sub-advisory fee equal to 0.50% of the daily assets of the Fund payable by the Adviser from the advisory fees. The Sub-Adviser may elect to waive some or all of its fee. Inno event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to the Adviser.

SUB-ADVISER'S BACKGROUND

The Sub-Adviser is a registered investment advisory firm founded in 1976 as P.E. Becker Inc. In 1992, the Sub-Adviser changed its name to Becker Capital Management, Inc. The Sub-Adviser manages assets totaling approximately $2.0 billion for individuals, corporate pensions and profit sharing trusts, multi-employer trusts and endowment funds. The Sub-Adviser is a 100% employee owned firm. The Sub-Adviser is currently a sub-adviser for another mutual fund.

DONALD L. WOLCOTT

Donald L. Wolcott, Chartered Financial Analyst, has been the Fund's portfolio manager since November17, 1997. Mr. Wolcott is a Vice President and Portfolio Manager of Becker Capital Management, Inc., and has served in that capacity since 1987. His responsibilities include the management of portfolios for taxable individuals and charitable foundations and Mr. Wolcott also participates in strategic asset allocation decisions for the firm's balanced account portfolios. Mr. Wolcott received a B.A. in business from the University of Nebraska.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors ordisruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investments in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by ArthurAndersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Reference is made to the Report of Independent Auditors/Public Accountants on page 22.

Period Ended October 31                                  1998/1/
Net Asset Value, Beginning of Period                    $10.09

Income From Investment Operations:

Net investment income                                     0.12
Net realized and unrealized (loss) on investments        (0.75)

 TOTAL FROM INVESTMENT OPERATIONS                        (0.63)
Less Distributions:
Distributions from net investment income                 (0.10)
Net Asset Value, End of Period                          $ 9.36
Total Return2                                            (6.25%)

Ratios to Average Net Assets:

Expenses                                                  1.13%/3/
Net investment income                                     1.27%/3/
Expense waiver4                                           0.35%/3/

Supplemental Data:

Net assets, end of period (000 omitted)                 $49,106
Portfolio turnover                                          69%

1 Reflects operations for the period from December 16, 1997 (date of initial public investment) to October 31, 1998. For the period from November 17, 1997 (start of business) to December 15, 1997, the investment income was distributed to Federated Services Company, the Fund's Administrator.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3  Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

OCTOBER 31, 1998

Shares                                                                  Value

             COMMON STOCKS91.8%
             Chemicals1.8%

37,000       Millennium Chemicals, Inc.                             $    901,875
             Commercial Services1.5%
25,000       Standard Register                                           717,187
             Consumer Durables7.6%
60,000       Clayton Homes, Inc.                                         926,250
18,000       Ford Motor Co.                                              976,500
15,000       General Motors Corp.                                        945,938
16,000       Goodyear Tire & Rubber Co.                                  862,000
             TOTAL                                                     3,710,688
             Electronic Technology9.6%

45,000    1  Andrew Corp.                                                736,875
12,000       Intel Corp.                                               1,070,250
65,000    1  LSI Logic Corp.                                             983,125
25,000       Rockwell International Corp.                              1,026,562
50,000       Tektronix, Inc.                                             893,750
             TOTAL                                                     4,710,562
             Finance14.6%

23,000       Allstate Corp.                                              990,438
58,002       Comdisco, Inc.                                              895,406
13,000       Federal National Mortgage Association                       920,562
26,000       GATX Corp.                                                  897,000
16,000       PNC Bank Corp.                                              800,000
22,000       SAFECO Corp.                                                952,875
20,000       SLM Holding Corp.                                           801,250
             Washington Federal, Inc.                                    934,063
35,000
             TOTAL                                                     7,191,594
             Health Technology3.6%

20,000       Bard (C.R.), Inc.                                           853,750
33,000       Mallinckrodt, Inc.                                          940,500
             TOTAL                                                     1,794,250
             Non-Energy Minerals1.2%

36,300       Quanex Corp.                                                612,562

             COMMON STOCKScontinued
             Oil15.5%

             Atlantic Richfield Co.                                 $  1,033,125
15,000
52,000       Enron Oil & Gas Co.                                         867,750
             Halliburton Co.                                           1,078,125
30,000
45,000       Occidental Petroleum Corp.                                  894,375
20,000       Repsol SA, ADR                                            1,000,000
50,000       Sante Fe International Corp.                                921,875
30,000       Ultramar Diamond Shamrock Corp.                             808,125
35,000       YPF Sociedad Anonima, ADR                                 1,012,813
             TOTAL                                                     7,616,188
             Process Industries5.3%

30,000       Tenneco, Inc.                                               911,250
19,100       Weyerhaeuser Co.                                            894,119
25,000       Willamette Industries, Inc.                                 775,000
             TOTAL                                                     2,580,369
             Producer Manufacturing9.7%

40,000       Case Corp.                                                  880,000
20,000       Caterpillar, Inc.                                           900,000
13,500       Eaton Corp.                                                 913,781
22,500    1  Gulfstream Aerospace Corp.                                  995,625
35,000    1  Raychem Corp.                                             1,069,687
             TOTAL                                                     4,759,093
             Real Estate1.8%

30,000       Mack-Cali Realty Corp.                                      888,750
             Retail Trade4.0%
30,000       Dillards, Inc., Class A                                     931,875
52,900    1  Toys 'R' Us, Inc.                                         1,034,856
             TOTAL                                                     1,966,731
             Technology Services5.5%

40,000       Arrow Electronics, Inc.                                     872,500
          1  Marshall Industries                                         862,500
30,000

             Xerox Corp.                                                 968,750
10,000
             TOTAL                                                     2,703,750
             Transportation6.5%

12,000    1  AMR Corp.                                                   804,000
40,000       Knightbridge Tankers Ltd.                                   870,000
             COMMON STOCKScontinued
             Transportationcontinued

33,900       Teekay Shipping Corp.                                  $    593,250
32,000       Tidewater, Inc.                                             906,000
             TOTAL                                                     3,173,250
             Utilities3.6%

16,000       Enron Corp.                                                 844,000
12,000       Telecomunicacoes Brasileiras SA, ADR                        911,250
             TOTAL                                                     1,755,250
             TOTAL COMMON STOCKS (IDENTIFIED COST $37,298,714)        45,082,099

             Mutual Funds4.6%

1,868,334    SSGA US Government Money Market Fund, Series A            1,868,334
404,180      Seven Seas Money Market Fund                                404,180

             TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)                   2,272,514
          2  TOTAL INVESTMENTS (IDENTIFIED COST $39,571,228)        $ 47,354,613

 1  Non-income producing security.

 2 The cost of investments for federal tax purposes amounts to $39,665,756. The net unrealized appreciation of investments on a federal tax basis amounts to $7,688,857 which is comprised of $10,287,353 appreciation and $2,598,496 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($49,105,954) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
SA --Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1998

Assets:

Total investments in securities, at value (identified cost $39,571,228 and tax
 cost $39,665,756)                                                                                       $  47,354,613
Income receivable                                                                                               79,651
Receivable for investments sold                                                                              4,991,142
Receivable for shares sold                                                                                       4,939
 TOTAL ASSETS                                                                                               52,430,345
Liabilities:
Payable for investments purchased                                                   $ 3,130,471
Payable for shares redeemed                                                              31,914
Accrued expenses                                                                        162,006
 TOTAL LIABILITIES                                                                                           3,324,391
Net Assets for 5,246,904 shares outstanding                                                              $  49,105,954
Net Assets Consist of:

Paid in capital                                                                                          $  37,322,384
Net unrealized appreciation of investments                                                                   7,783,385
Accumulated net realized gain on investments                                                                 3,905,629
Undistributed net investment income                                                                             94,556
 TOTAL NET ASSETS                                                                                        $  49,105,954
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($49,105,954 / 5,246,904 shares outstanding)                                     $      9.36
Offering Price Per Share (100/95.50 x $9.36)/1/                                                            $      9.80
Redemption Proceeds Per Share                                                                              $      9.36

1    See "What Shares Cost" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 1998/1/


Investment Income:

Dividends (net of foreign taxes withheld of $16,086)                                                       $   1,113,854
Interest                                                                                                          87,019
 TOTAL INCOME                                                                                                  1,200,873
Expenses:
Investment advisory fee                                                             $  376,233
Administrative personnel and services fee                                               75,247
Custodian fees                                                                          15,600
Transfer and dividend disbursing agent fees and expenses                                32,000
Directors'/Trustees' fees                                                                4,000
Auditing fees                                                                           15,001
Legal fees                                                                               5,001
Portfolio accounting fees                                                               48,000
Shareholder services fee                                                                69,008
Share registration costs                                                                51,305
Printing and postage                                                                    10,499
Insurance premiums                                                                       3,501
Miscellaneous                                                                           12,000
 TOTAL EXPENSES                                                                        717,395
Waivers:
Waiver of investment advisory fee                           $  (125,411)
Waiver of shareholder services fee                              (26,975)
 TOTAL WAIVERS                                                                        (152,386)

Net expenses                                                                                                     565,009
Net investment income                                                                                            635,864

Realized and Unrealized Gain on Investments:

Net realized gain on investments                                                                               3,905,629
Net change in unrealized appreciation of investments                                                           7,783,385
Net realized and unrealized gain on investments                                                               11,689,014
Change in net assets resulting from operations                                                             $  12,324,878

1 Reflects operations for the period from December 16, 1997 (date of initial public investment) to October 31, 1998.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Period Ended October 31                                                                              1998/1/

Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                            $     635,864
Net realized gain on investments ($4,000,157, as computed for federal tax purposes)                  3,905,629
Net change in unrealized appreciation                                                                7,783,385
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                     12,324,878
Distributions to Shareholders:
Distributions from net investment income                                                              (541,308)
Share Transactions:

Proceeds from sale of shares                                                                        53,909,696
Net asset value of shares issued to shareholders in payment of distributions declared                  264,287
Cost of shares redeemed                                                                            (16,951,599)
Change in net assets resulting from share transactions                                              37,222,384
Change in net assets                                                                                49,005,954
Net Assets:
Beginning of period                                                                                    100,000
End of period (including undistributed net investment income of $94,556)                         $  49,105,954

1 For the period from December 16, 1997 (date of initial public investment) to October 31, 1998.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1998

ORGANIZATION

WCT Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"Act"), as an open-end, management investment company. The Trust consists of one portfolio. The financial statements included herein are only those of WCT Equity Fund (the "Fund"), a diversified portfolio. The investment objective of the Fund is to provide long-term capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the"Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of theCode applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed DeliveryTransactions

The Fund may engage in when-issued or delayed deliverytransactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the tradedate.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Period Ended                                                               October 31,        December 15,

                                                                                  1998/1/             1997

Seeded share/2/                                                                     --              10,000
Shares sold                                                                  6,998,669                  --
Shares issued to shareholders in payment of distributions declared              26,439                  --
Shares redeemed                                                             (1,788,204)                 --
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                5,236,904              10,000

1 Reflects operations from December 16, 1997 (date of initial public investment) to October 31, 1998.

2 Reflects the issuance of 10,000 shares at $10.00 per share to the Administrator on November 17, 1997 (start of business).

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

West Coast Trust Company, Inc., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Becker Capital Management, Becker Capital Management receives an annual fee from the Adviser equal to 0.50% of the Fund's average daily net assets. In addition, Becker Capital Management may voluntarily choose to reduce its compensation. For the period ended October 31, 1998, Becker Capital Management, Inc. earned a sub-advisory fee of $203,303.47.

Administrative Fee

Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Fund for the period.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate Edgewood Services, Inc. For the period ended October 31, 1998, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this vountary waiver at any time at its sole discretion. For the period from December 16, 1997 to April30, 1998, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

Purchases                                              $    71,607,491
Sales                                                  $    38,214,405

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE BOARD OF TRUSTEES OF WCT FUNDS
AND SHAREHOLDERS OF WCT EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of WCT Equity Fund (an investment portfolio of WCT Funds, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1998, the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WCT Equity Fund (an investment portfolio of WCT Funds) as of October31, 1998, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and its financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 23, 1998

WCT Equity Fund

A Portfolio of the WCT Funds

[WCT FUNDS LOGO]

 DECEMBER 31, 1998

An investment in WCT Equity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Statement of Additional Information (SAI) dated December 31, 1998 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual and semi-annual reports and other information without charge write to or call West Coast TrustServicing Center at 1-888-5-WCT-FUND (1-888-592-8386).

You can obtain information about WCT Funds by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC, 20549-6009, or from the SEC's Internet Web site at: http://www.sec.gov. You cancall 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

Edgewood Services, Inc.
Distributor

SEC File No. 811-08335
Cusip 9293E100

G02161-01 (12/98)           [RECYCLED PAPER LOGO]

WCT Equity Fund

(a portfolio of WCT Funds)

The WCT Equity Fund is intended to provide long-term capital appreciation without subjecting shareholders to undue risk. The Fund pursues its objective by investing primarily in common or preferred stock of large or medium sized companies with market capitalizations in excess of $1.5 billion. Occasionally, the Fund will hold small cap issues which satisfy the manager's valuation discipline. The common and preferred stocks the Fund invests in are generally characterized as having low price to earnings ratios, and as having growth and quality characteristics which match or exceed those companies which comprise the S&P 500 Index. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of its total assets are invested in equity securities.

While interest rates moved persistently lower during the year (30-year U.S. Treasury Bond yields broke below 5% for the first time ever on September 30th) and inflation remains subdued, the economy has clearly slowed. Further, August's market decline was the most severe since the 1987 crash and, notably, the month witnessed the first net withdrawals from stock mutual funds since 1990. Taken all together, we view the recent period as a "stealth" bear market, the magnitude of which has been masked by the relative resistance to decline by the largest companies in the major indexes. Investment markets abhor uncertainty and, to state the obvious, the U.S. and global economies are very unsettled.

Within this very unsettled economic backdrop, the extraordinary narrow nature of what has become an "expensive" market, persists and is worrisome. Valuation disparity between large-cap, high multiple company stock and small/mid-cap issues is near record levels. This gap will compress, implying very attractive opportunity among laggard groups and among quality, fundamentally sound mid- cap issues.

In the near-term, however, the volatile global economic picture has helped create an investor attitude of focusing primarily upon perceived "quality" afforded by stock of larger companies with little regard for levels of valuation. Consequently, and due in part to the Fund's average market capitalization of $13.5 billion, performance by the Fund has significantly lagged the large-cap dominated S&P500 Index. Further, the Fund's exposure to the economically sensitive market sectors of energy (19% of the portfolio), capital goods (9%), and the material & services group (10%) and an underweighted representation in consumer non-durable issues (7.6%) has also impaired near-term results.

We continue to believe that recession in the U.S. will be avoided, although an economic slowdown is certainly underway. Less earnings growth will result and, in many instances, year over year earnings declines are likely due to narrowing profit margins. In part, the concern reflected by falling share prices is not knowing how far profits will decline and how overly optimistic '98 and '99 earnings estimates might be. In our view the market is being impacted by three elements of uncertainty:

 . The length and magnitude of the downturn in the Asian economies which is now clearly affecting other economies. We continue tobelieve that the U.S. will avoid a recession; as economist Paul Samuelson once observed "the stock market has forecast 9 of the last 5 recessions." Nevertheless, earnings growth for many U.S. companies has slowed, and will continue to be a key concern for the market.

 . A domestic and foreign leadership vacuum has contributed to a lack of decisive action to stem the tide of problems related to currencies and overseas markets.

 . Concern over whether the recent bailout of a large, leveraged hedge fund (Long
  Term Capital, L.P.) represented an isolated event or a much larger problem for the markets and regulators. Since then, other hedge funds have reported liquidity problems and significant losses.

All of the concerns noted above notwithstanding, there are clear reasons to be optimistic on the prospects for many stocks. Corporate balance sheets are in the best shape seen in many years as a result of low interest rates and equity market strength. Given the valuation adjustment this market has produced, it would not surprise us to see this balance sheet strength used to increase share repurchases or undertake mergers and acquisitions. Management buyouts are another distinct possibility. Combined, these could be the catalysts that produce better results for many broad market stocks. Finally, management focus, cost-cutting, and elimination of inefficient capacity have left U.S. companies among the most productive businesses in the world, and in good position to garner increased share of markets in an economic slowdown. The result could be that earnings prove to be much less vulnerable in this downturn than previous cycles would suggest.

Conditions are never the same, but sell-offs do present opportunity. Selection is critical and disciplines must be followed. Strategically, we'll upgrade fundamental quality where the opportunity is presented. Energy, financial service issues, technology and many cyclical oriented companies which have been under extreme price pressure afford attractive long-term appreciation potential. Further, our available "selection pool" has enlarged as larger cap issues, which had been too expensive to satisfy our value disciplines, have corrected in price enough to now be considered.

Our value-oriented convictions are being tested, but we have been through periods of disappointing performance before. Ultimately, adherence to our disciplines has been rewarding in subsequent periods.

WCT Equity Fund

Growth of $10,000 Invested in WCT Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in WCT Equity Fund (the"Fund") from December 16, 1997** to October 31, 1998, compared to the Russell Mid-Cap Value Index.+

[GRAPH APPEARS HERE. SEE APPENDIX FOR DESCRIPTION]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge= $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Mid-Cap Value has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Reflects date of initial public investment.

*** Total Return quoted reflects all applicable sales charges.

+ The Russell Mid-Cap Value Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

Edgewood Securities, Inc.
G02309-06 (12/98)

                                    Appendix

     The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. WCT Equity Fund based on a 4.50% sales load are represented by a solid line. The Russell Mid-Cap Value Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Russell Mid-Cap Value Index. The "x" axis reflects computation periods from 12/16/97 (start of performance) to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales load, as compared to the Russell Mid-Cap Value Index. The ending values were $8,953 and $10,298, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Total Return from the Fund's start of performance (12/16/97) to 10/31/98. The total returns is (6.25%).